MARCH 1, 2021

SUPPLEMENT TO

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

DATED MARCH 1, 2021

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

1.

Effective April 30, 2021, the name of Hartford Multi-Asset Income and Growth Fund will change to Hartford Multi-Asset Income Fund. As a result, effective April 30, 2021, all references to Hartford Multi-Asset Income and Growth Fund and Multi-Asset Income and Growth Fund in the above referenced SAI are deleted in their entirety and replaced with Hartford Multi-Asset Income Fund and Multi-Asset Income Fund, respectively.

2.

Effective April 30, 2021, the name of Hartford Municipal Income Fund will change to Hartford Sustainable Municipal Bond Fund. As a result, effective April 30, 2021, all references to Hartford Municipal Income Fund and Municipal Income Fund in the above referenced SAI are deleted in their entirety and replaced with Hartford Sustainable Municipal Bond Fund and Sustainable Municipal Bond Fund, respectively.

3.	Effective April 30, 2021, the following information is added under the heading “General Information”:

Effective April 30, 2021, the name of Hartford Multi-Asset Income and Growth Fund changed to Hartford Multi-Asset Income Fund. Effective April 30, 2021, the name of Hartford Municipal Income Fund changed to Hartford Sustainable Municipal Bond Fund.

4.

Effective as of April 30, 2021, under the heading “Investment Risks” in the above referenced SAI, “Sustainable Investing Risk” is added to the risk tables, an “X” is added under the Municipal Income Fund with respect to “Sustainable Investing Risk”, and the following risk disclosure is added before “Taxable Income Risk” below the risk table:

SUSTAINABLE INVESTING RISK. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, a Fund may forgo some market opportunities available to funds that do not use sustainability criteria. A Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. In addition, there is a risk that the municipal securities identified by the sub-adviser as promoting sustainable initiatives do not operate as anticipated. The sub-adviser’s assessment of a municipal security is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause a Fund to be invested in securities that do not comply with the sub-adviser’s sustainability framework. Although the sub-adviser seeks to identify issuers that promote sustainable initiatives, investors may differ in their views of what fits within this category of investments. As a result, a Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The sub-adviser’s exclusion of certain investments from a Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.